SUPPLEMENT DATED APRIL 12, 2024 TO THE PROSPECTUS DATED SEPTEMBER 1, 2023,
as supplemented,
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus for VanEck ETF Trust (the “Trust”) regarding the VanEck IG Floating Rate ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective after market close on April 30, 2024 (the “Effective Date”), MarketVector Indexes (the “Index Provider”) will implement changes to the MVIS® US Investment Grade Floating Rate Index (the “Floating Rate Index”), the Fund's benchmark index.

Accordingly, on the Effective Date, the Fund’s disclosure will be modified as follows:

The section entitled “MVIS® US Investment Grade Floating Rate Index” in the Prospectus will be deleted in its entirety and replaced with the following:

The Floating Rate Index is designed to track the performance of U.S. investment grade floating rate notes with outstanding issue sizes of greater than or equal to $300 million. The Floating Rate Index is comprised of U.S. dollar-denominated floating rate notes issued by corporate entities or similar commercial entities that are public reporting companies in the United States. Floating Rate Index securities must have an investment grade rating (in accordance with the MarketVector Indexes' methodology).

To be eligible for inclusion in the Floating Rate Index, investment grade floating rate notes must be issued by issuers that are formed as corporations, limited liability companies and similar types of entities that are engaged in a financial or commercial enterprise. Notes issued by governments, sovereigns, quasi-sovereigns, not-for-profit entities and government backed entities are not eligible.

Securities included in the Floating Rate Index must have a minimum of 0.5 years and a maximum of 30 years remaining to maturity.

The Floating Rate Index is calculated by a third party calculation agent.

The weight of any single constituent is capped at 2.00%. The Floating Rate Index is reconstituted and rebalanced monthly. MarketVector Indexes may delay or change a scheduled rebalancing or reconstitution of the Floating Rate Index or the implementation of certain rules at its sole discretion.

The following sentence will be added following the tenth paragraph of the section entitled “License Agreements and Disclaimers” in the Prospectus:

The VanEck IG Floating Rate ETF, which is based on the Floating Rate Index, is not issued, sponsored, endorsed, sold or marketed by ICE Data, and ICE Data makes no representation regarding the advisability of investing in such product.

Please retain this supplement for future reference.